Subscription Agreement

November __, 2007

To the Board of Directors of
Polaris Acquisition Corporation:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase _________ Warrants (“Insider Warrants”) at $1.00 per Insider Warrant, of Polaris Acquisition Corp. (the “Corporation”) for an aggregate purchase price of $__________ (“Purchase Price”). The purchase and issuance of the Insider Warrants shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”) which is being underwritten by Lazard Capital Markets LLC (“Lazard”). The Insider Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Graubard Miller (“GM”) to hold in a non-interest bearing account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated within 14 days of the Purchase Price being delivered to GM, GM shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that it has been advised that the Insider Warrants have not been registered under the Securities Act; that it is acquiring the Insider Warrants for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Insider Warrants in violation of the securities laws of the United States; that it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned agrees that it shall not sell or transfer the Insider Warrants until 45 days after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (“Business Combination”) and acknowledges that the Insider Warrants will be held in escrow during such time period and the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability.

The Corporation hereby acknowledges and agrees that it shall allow the undersigned or its affiliates to exercise any Insider Warrants by surrendering such Insider Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Insider Warrants, multiplied by the difference between the Warrant exercise price and the “Fair Market Value” (defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrant.

Each of the undersigned hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company, Lazard or the other underwriters in the IPO with respect to their purchase of the Insider Warrants, and each of the undersigned agrees to indemnify and hold the Company, Lazard and the other underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company or such underwriters by the undersigned of the Insider Warrants or his transferees, heirs, assigns or any subsequent holders of the Insider Warrants in respect of the transactions contemplated hereby.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

The terms of this agreement and the restriction on transfers with respect to the Insider Warrants may not be amended without the prior written consent of Lazard.

Very truly yours,

By:

Name:
Title:

Agreed to:

Polaris Acquisition Corp.

By:

Name:
Title:

Graubard Miller

By:

Name:
Title:

Lazard Capital Markets LLC

By:

Name:
Title: